UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007 (May 4, 2007)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

State Auto Financial Corporation (“STFC”) announced the results from its 2007 annual meeting of shareholders held on May 4, 2007. Robert E. Baker and Thomas E. Markert, two new directors, and Alexander B. Trevor, an incumbent director, were elected to the STFC Board of Directors. Messrs. Baker and Markert filled the Class I seats vacated by Paul W. Huesman, who retired from the Board with the expiration of his term of office at the annual meeting, and John R. Lowther, who resigned from the Board in November 2006 in connection with the announcement of his pending retirement. The other continuing directors of STFC are Robert P. Restrepo, Jr., David J. D’Antoni, David R. Meuse, S. Elaine Roberts, Richard K. Smith and Paul S. Williams. In other business, shareholders approved an amendment to the Company’s employee stock purchase plan, two new incentive compensation plans and the ratification of Ernst & Young LLP as the company’s independent registered public accounting firm for 2007. On May 4, 2007, the Company issued a press release announcing the foregoing matters. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

STFC issued the following to clarify attendance by its directors at meetings of the Board and committees of the Board during the fiscal year ended December 31, 2006:

Each incumbent director of STFC who served as a director in 2006 attended 75% or more of the aggregate total number of meetings of the Board and committees of the Board on which he or she served during the period he or she served as a director in 2006. The following table provides Board and committee meeting attendance information for such directors (n/a indicates that the named director was not a member of the indicated committee):

Name	Board of Directors Meetings Attended/ Held	Audit Committee Meetings Attended/ Held	Compensation Committee Meetings Attended/ Held	Nominating/ Governance Committee Meetings Attended/ Held	Investment Committee Meetings Attended/ Held	Independent Committee Meetings Attended/ Held	Total No. of Meetings Attended/ Held	%
David J. D’Antoni	12/12	5/8	9/9	7/7	n/a	n/a	33/36	92%
David R. Meuse(1)	6/7	5/5	n/a	3/3	3/3	n/a	17/18	94%
Robert P. Restrepo, Jr.(2)	9/9	n/a	n/a	n/a	n/a	n/a	9/9	100%
S. Elaine Roberts	11/12	n/a	n/a	7/7	4/4	2/2	24/25	96%
Richard K. Smith	11/12	8/8	9/9	n/a	4/4	2/2	34/35	97%
Alexander B. Trevor(1)	7/7	n/a	5/5	n/a	3/3	1/2	16/17	94%
Paul S. Williams	11/12	8/8	9/9	7/7	n/a	2/2	37/38	97%

(1)	First elected as a director in April 2006.
(2)	First elected as a director in February 2006.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 4, 2007	By	/s/ Steven E. English
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on May 4, 2007.